Exhibit 10.34

LEASE AGREEMENT                         Lease No. 3263

For and in consideration of the mutual covenants and promises hereinafter set forth, the individual, company or other legal person identified on the signature page of this Lease as the lessor ("Lessor") and the individual, company or other legal person identified on the signature page of this Lease as the lessee ("Lessee") hereby agree as follows:

    LEASE. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, all machinery, equipment, motor vehicles and other property described in any schedule or schedules executed by the parties, concurrently herewith or hereafter, which schedules state they are subject to this Lease (collectively, the "Schedules"). All machinery, equipment, motor vehicles and other property described in any Schedule and all replacement parts, additions, repairs and accessories incorporated in, or attached or affixed to, any such property is collectively referred to in this Lease as the "Equipment."

2. TERM OF LEASE. This lease shall commence on the date it is executed and, unless sooner terminated by Lessor as provided in Section 19, shall continue until the total number of "Payments" shown on each Schedule shall have been made and all amounts Lessee is required to pay under Section 15 (if any) have been paid.

3. RENT. As rent for the Equipment described on each Schedule, Lessee agrees to pay to Lessor the sum of (x) the rent payments shown under "Rent Payment" on that Schedule, multiplied by the total number of "Payments" shown on that Schedule, plus (y) any additional rent specified on that Schedule, plus (z) "Interim Rent" amounts payable with respect to the period between the Commencement Date and the first Rent Payment Due Date, based on a 30-day month and the number of days between the Commencement Date and the first Rent Payment Due Date. Payments are to be made on each and every Rent Payment Due Date shown on the Schedule until the total number of payments have been made. The first rent payment with respect to each Schedule is due upon (i) Lessee's execution of a delivery receipt, if the Equipment described in that Schedule is motor vehicles, or (ii) upon Lessee's acceptance (as described in Section 9) of any Equipment other than motor vehicles described in that Schedule. Rent shall be paid on the dates specified in the Schedule at the office of Lessor or to such other person or at such other place as Lessor may from time to time designate in writing. In addition to the rent payments described above, Lessee shall pay the amount of any personal property taxes or other taxes and all maintenance, insurance and other costs and expenses with respect to the Equipment (including amounts, if any, required to be paid under Sections 14 and 16 of this Lease). If Lessee fails to make any such payment or pay any other expense required to be paid by Lessee pursuant to this Lease, Lessor, at its option, may pay such expense, which shall constitute additional rent and be due and payable from Lessee to Lessor upon demand thereof.

4. LATE CHARGE. The Payments described in Section 3 shall be paid when due to the person entitled to those payments. In the event Lessee's rental payments or any sum required to be paid to Lessor shall become past due, Lessee agrees to pay to Lessor, not later than one month thereafter, an amount equal to 5 % of the scheduled lease payment or twenty dollars ($20.00), whichever is greater, but only to the extent allowed by law.

5. ESTIMATED COST. The rent payments specified in each Schedule have been computed on the basis of the total cost of the Equipment to Lessor, as estimated at the time that Schedule is executed. Total cost includes the cost to Lessor of purchasing and delivering the Equipment to Lessee, transportation, installation, and all other charges with respect to the Equipment. Lessee hereby authorizes Lessor to correct the rent payments to reflect any difference between the actual cost of the Equipment and the estimated cost.

6. SECURITY DEPOSIT. Lessee has deposited or will deposit with Lessor the sum shown as "Security Deposit", if any, on each Schedule as a security deposit and not as advance rent. Lessor may, at its option, apply any security deposit to cure any default by Lessee under the Lease, in which event Lessee shall promptly pay a sufficient amount to Lessor to restore the security deposit to the full amount specified on the Schedule. Upon termination of this Lease, Lessor shall return any remaining balance of the security deposit, if any, to Lessee if, and only if, Lessee has fulfilled all of its obligations under the Lease

7. SELECTION OF EQUIPMENT AND SUPPLIER. Lessee has selected the Equipment and the supplier of the Equipment. Lessor agrees to order the Equipment from the supplier in accordance with Lessor's customary practices, and Lessor shall not be obligated to lease the Equipment to Lessee unless the supplier fills the order. Lessor will have no liability because of any delay by the supplier in filling the order. Lessee will accept the Equipment if delivered in good repair and authorizes Lessor to add to the Schedules any serial numbers or other identification of the Equipment when known. Any delay, in the delivery of the Equipment will not affect the validity of this Lease.

8. WARRANTIES. LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO THE CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF, THE ABSENCE OR ANY CLAIM OF INFRINGEMENT OR THE LIKE WITH RESPECT TO, OR ANY OTHER MATTER CONCERNING, THE EQUIPMENT AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTIES OR ANY OTHER WARRANTIES IMPLIED BY LAW. LESSEE HEREBY WAIVES ANY CLAIM IT MIGHT HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE OR EXPENSE CAUSED

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BY THE EQUIPMENT OR BY ANY DEFECT THEREIN, OR BY THE USE OR MAINTENANCE OF, OR
SERVICING OR ADJUSTMENT TO, THE EQUIPMENT AND, AS TO LESSOR, LEASES THE EQUIPMENT AS-IS AND WITH ALL FAULTS AND WITHOUT WARRANTY OF ANY KIND. LESSOR WILL NOT BE LIABLE FOR ANY LOSS OR INTERRUPTION OF OR DAMAGE TO LESSEE'S BUSINESS ON ACCOUNT OF ANY MECHANICAL FAILURE OR DELAY IN CONNECTION WITH THE FURNISHING OR USE OF THE EQUIPMENT. Lessee acknowledges that Lessor is not a dealer or manufacturer of equipment of any kind and is not the seller of the Equipment, and that each unit of Equipment is of a type, size, design and capacity selected solely by Lessee. Lessee also acknowledges that Lessor supplies the Equipment without any obligation to install, test, erect, service or maintain the Equipment. If the Equipment is not properly installed, does not operate as represented or warranted by the manufacturer or seller thereof, or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the manufacturer or seller and no such occurrence shall relieve Lessee of any of its obligations under this Lease. The only warranty applicable to any Equipment is the manufacturer's warranty, if any (in the case of new Equipment), and Lessor makes no warranty to Lessee beyond that contained in the manufacturer's warranty, if any. Lessee acknowledges receipt of the manufacturer's warranty with respect to any new Equipment. So long as Lessee is not in default under this Lease, Lessor assigns to Lessee any manufacturer's, seller's or other warranty, whether express or implied, on the Equipment and any claim that Lessor may have as owner of the Equipment against the manufacturer or supplier or any other person. All claims or actions on any warranty shall be made or prosecuted by Lessee, at its sole expense, and Lessor shall have no obligation whatsoever to make any claim on such warranty. Any recovery in cash or cash equivalents under such warranty shall be made payable jointly to Lessee and Lessor. At Lessor's option, all cash proceeds or cash equivalents from such warranty recovery may be used to repair or replace the Equipment. Lessee shall continue to pay rent to Lessor as specified in this Lease, notwithstanding any claim for breach of warranty.

9. INSPECTION AND ACCEPTANCE BY LESSEE. Upon delivery of the Equipment, Lessee shall promptly make all necessary inspections and tests of the Equipment in order to determine whether the Equipment conforms to specifications and is in good condition and repair. Lessee shall promptly notify Lessor in writing of any defect or other objection to the type or condition of the Equipment. If Lessee fails to notify Lessor in writing of any defect in or objection to the Equipment within ten (10) days after delivery of the Equipment to Lessee, it shall conclusively be established, as between Lessor and Lessee, that Lessee has fully inspected the Equipment and that Lessee is satisfied with and has accepted the Equipment as in good condition and repair for all purposes of this Lease. If Lessee determines that the Equipment is in good condition and repair before the expiration of ten (10) days after the Equipment is delivered, and in all events prior to placing the Equipment in service, Lessee shall execute and deliver to Lessor a certificate of acceptance in a form satisfactory to Lessor. Lessee's acceptance of any Equipment with knowledge of a nonconformity cannot be revoked because of such nonconformity.

10. LOCATION AND RIGHT OF INSPECTION. The Equipment shall be delivered to and, with the exception of motor vehicles, at all times be located at the address of Lessee shown on this Lease, or at such other place as shall be mutually agreed upon in writing between Lessor and Lessee. Any motor vehicles included in Equipment are leased principally for use in the United States, and will not be used outside of the United States and Canada. Lessor shall at any and all times during business hours have the right to enter into and upon the premises where the Equipment is located for the purpose of inspecting the Equipment or observing its use. Lessee shall not move any equipment other than motor vehicles from the location to which said Equipment is delivered except with the prior written consent of Lessor. Lessee shall promptly advise Lessor of any circumstances with respect to location of the Equipment which may in any manner affect Lessor's title thereto.

11. USE. The Equipment shall be kept by Lessee in its possession and control. Lessee shall use the Equipment with due care, and shall comply with all laws, ordinances or regulations applicable to the use, operation or maintenance of the Equipment and the requirements of any insurer. Lessee shall put the Equipment only to the use contemplated by the manufacturer. Lessee shall use any motor vehicles included in the Equipment only in the course of Lessee's own business, and shall permit any such vehicles to be operated only by Lessee's agents or employees or members of Lessee's immediate family who, in each case, are legally licensed to operate such vehicles. No driver of any motor vehicle included in the Equipment shall have the authority to act on behalf of Lessor without prior written authorization from Lessor. If Lessor as owner of any motor vehicle included in the Equipment receives a notice of a parking or traffic violation which involves the payment of a fine or penalty, Lessor may (but is not required to) pay the fine or penalty. If Lessor does so, Lessee will immediately repay Lessor the amount of fine or penalty and an additional $10 handling and administrative fee. If any Equipment is confiscated by any public authority, or if Lessor suffers any damage because of Lessee's use of the Equipment for an illegal purpose, Lessee shall pay to Lessor the amount of any such damage and, in the case of confiscation, the Stipulated Loss Value determined in accordance with the relevant Schedule(s) and Lessor may, at its option, terminate this Lease.

12. INDEMNITY. Lessee shall hold Lessor harmless from, and pay to Lessor the amount of, any fines, penalties or other amounts for which Lessor is held liable as a result of, and any legal expenses Lessor has arising out of, the use, condition, ownership or operation of any items of Equipment, including any claims made under the strict liability doctrine, and as a result of any lien, encumbrance or claim made on the Equipment by anyone, including Lessee's employees and agents. Lessee shall indemnify Lessor against and hold Lessor harmless from, any and all claims, actions, damages (including reasonable attorneys' fees), obligations, liabilities and liens (including any of the foregoing arising or imposed without Lessee's fault or negligence, or in connection with latent or other defects, or any claim for patent, trademark or copyright infringement or under the doctrine of "strict liability"), imposed or incurred by or asserted against Lessor or its successors or assigns, arising out of the manufacture, purchase, lease, possession, operation, condition,

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return or use of the Equipment by operation of law or by Lessee's failure to comply with the terms of this Lease. Upon written notice by Lessor of the assertion of any claim hereby indemnified against, Lessee shall assume full responsibility for the defense thereof. This section shall survive termination of this Lease.

13. ALTERATIONS, REPAIRS AND MAINTENANCE. Lessee will, at its expense, keep and maintain the Equipment in good working order, supply and install all replacement parts and accessories when required to maintain the Equipment in good working order, which parts and accessories shall be and become the sole property of Lessor, and furnish all gasoline, oil, repairs, parts, tires, tubes, batteries, accessories, service, maintenance and all other items of a similar nature necessary for the operation of the Equipment. Lessee shall not, without the prior written consent of Lessor, make any alterations, modifications, additions, subtractions or improvements to, or mark the Equipment, but if so authorized by Lessor, any such alterations, modifications, additions or improvements shall become the property of Lessor and shall be deemed to be a part of the Equipment. Lessee shall pay all costs required to repair all damage to, or alter, the Equipment or any accessories, or to make the Equipment conform to any federal, state or municipal requirements. Lessee shall follow any maintenance program required or recommended by the manufacturer of the Equipment to make sure that its warranty remains valid.

14. LICENSING, REGISTRATION AND TAXES. If the Equipment or use of the Equipment requires licensing by or registration with any governmental authority, Lessee shall, at its expense, obtain and maintain such license or registration continuously during the term of this Lease. As additional rent, Lessee shall pay when due all federal, state or local license and registration fees, assessments, sales, use, heavy vehicle use, property and other taxes (excluding any tax measured by Lessor's net income), together with any penalties or interest applicable thereto, now or hereafter imposed by any governmental authority upon any item of the Equipment or the rent payable hereunder or by reason of the use, operation or maintenance of the Equipment. Lessee shall pay all such fees or taxes whether they are payable by or assessed to Lessor or Lessee but, if under law or custom such payments shall be made only by Lessor, Lessee shall promptly notify Lessor and shall reimburse Lessor, upon demand, for all payments thereof made by Lessor. If by law any such registration, license fee or tax is billed to Lessor, Lessee, at its expense, will do any and all things required to be done by Lessor in connection with the licensing or registration procedure and the levy or assessment of any tax, including the billing or payment thereof. Upon request, Lessee shall provide Lessor with proof of payment of any such fee or tax.

15. PURCHASE. Upon the payment of the total number of rent payments specified in any Schedule under this Lease, Lessee shall (a) Cure any default under this lease, (b) If there is a dollar amount specified on the "Purchase Option" line on the Schedule, have the option, upon not less than sixty (60) days prior written irrevocable notice, to purchase all of the equipment described in that Schedule for the amount specified, plus applicable sales tax, (c) If the words "Fair Market Value" appear on the "Purchase Option" line on the Schedule, have the option, upon not less than sixty (60) days prior written irrevocable notice, to purchase all of the equipment described in that Schedule for the Fair Market Value, as defined below, plus applicable sales tax, and (d) If there is a dollar amount specified on the "Purchase Agreement" line on the Schedule, be required (and Lessee hereby irrevocably agrees) to purchase all of the Equipment described in that Schedule for the amount specified, plus applicable sales tax. Any purchase of any Equipment pursuant to the preceding sentence shall be "as is, where is", with all faults and without any warranty whatsoever (and Lessor shall convey the Equipment to Lessee by Bill of Sale containing a disclaimer of warranties similar to Section 8 above). For purposes of this Lease, "Fair Market Value" means the Fair Market Value of the Equipment to as determined either (i) by written agreement of Lessor and Lessee, (ii) at Lessee's expense, by a professional appraiser acceptable to Lessor , or (iii) if the Fair Market Value cannot be determined by either of the preceding methods, as determined by Lessor in a commercially reasonable manner. Lessor may require payment of the Purchase Option or Purchase Agreement amount at any time not more than thirty (30) days prior to the expiration of the lease term with respect to the relevant schedule.

16. INSURANCE. Lessee, at its expense, shall procure, maintain and pay for (a) with respect to any Equipment other than motor vehicles, insurance against the loss or theft of or damage to the Equipment, for the "Stipulated Loss Value" determined in accordance with the relevant Schedule(s), naming Lessor and its assigns as loss payee, (b) comprehensive general liability insurance providing coverage for bodily injury and property damage with combined single limits of at least $1 million not subject to an annual aggregate, naming Lessor and its assigns as an additional insured, and endorsed to act as primary insurance with respect to Lessor, (c) in the case of motor vehicles included in the Equipment, comprehensive and collision damage coverage for the actual cash value of the motor vehicle(s) and with a deductible not greater than the insurance deductible specified in the Schedule, naming Lessor and its assigns as loss payee, (d) in the case of motor vehicles included in the Equipment, motor vehicle liability insurance covering bodily injury or property damage arising out of the ownership, maintenance or use of the vehicle with combined single limits of at least $1 million and naming Lessor and its assigns as additional insured, and endorsed to act as primary insurance with respect to Lessor, and (e) any other insurance required by Lessor or any governmental authority. All such insurance shall be in form and amount, and provided by an insurer, satisfactory to Lessor. Lessee shall deliver the policies of insurance or duplicates thereof or certificates of insurance to Lessor at the time the lease is signed or prior to the delivery of the Equipment and thereafter thirty (30) days prior to each policy renewal. Each insurer shall agree by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor that the insurer will provide thirty (30) days prior written notice to Lessor of any cancellations or non-renewal of the policy or any material change in policy conditions. Lessee shall comply with all restrictions (including any geographical limitations) contained in any insurance policies. All insurance policies shall provide that the insurance shall not be invalidated as to Lessor by any act, omission or neglect of Lessee. Lessee shall notify Lessor immediately in writing of any accident involving the Equipment regardless of the

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amount of damage, and shall cooperate fully with Lessor and all insurance companies in the investigation, prosecution and defense of claims. The proceeds of any insurance, at the option of Lessor, shall be applied (aa) toward the replacement, restoration or repair of the Equipment, or (bb) toward payment of the obligations of Lessee under this Lease. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss or damage under any such insurance or pay said fees, assessments, charges and taxes, as the case may be. In that event Lessee shall reimburse Lessor for the cost thereof upon demand, and failure to repay the same shall constitute an Event of Default under this Lease.

17. LOSS AND DAMAGE. Lessee hereby assumes and shall bear the entire risk of loss, theft, damage or destruction of all or any item of the Equipment from any cause whatsoever; and no loss, theft, damage or destruction of all or any item of the Equipment shall relieve Lessee of its obligation to pay rent or of any other obligation under this Lease, which shall continue in full force and effect, notwithstanding such loss, theft, damage or destruction. This risk of loss shall pass to Lessee on the earlier of (i) delivery of the Equipment to a carrier for shipment to Lessee; (ii) tender of the Equipment to Lessee; or (iii) acknowledgment by a bailee who holds the Equipment of Lessee's right to possession of the Equipment. In the event of damage to any item of Equipment, Lessee shall immediately place the same in good repair (ordinary wear and tear excepted). If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee, at the option of Lessor, will (a) replace the same with similar equipment in good repair, or (b) pay Lessor in cash all of the following: (aa) all amounts then owed by Lessee to Lessor under this Lease, and (bb) the Stipulated Loss Value of said item of Equipment, determined as of that date in accordance with the Schedule(s), less any proceeds of insurance thereon received by Lessor. Upon Lessor's receipt of such payment, Lessee shall be entitled to whatever interest Lessor may have in said item of Equipment, in its then condition and location, without warranties, express or implied, and this Lease shall be terminated with respect to such item.

18. DEFAULTS. The occurrence of any one or more of the following events shall constitute an Event of Default under this Lease:

    (a) Lessee shall fail to make any rent or other payment when due; or
    (b) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it under this Lease and such failure shall continue for a period of ten (10) days after written notice thereof is delivered to Lessee by Lessor; or
    (c) Any representation or warranty made by Lessee in this Lease or in any document or certificate furnished to Lessor in connection with or pursuant to this Lease (including but not limited to financial statements) shall have been false in any material respect when made or furnished; or
    (d) Lessee shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for Lessee or for a substantial part of its property without its consent and shall not be dismissed for a period of thirty (30) days, or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Lessee and, if instituted against Lessee shall no be dismissed for a period of thirty (30) days, or Lessee dies, is dissolved, terminates its existence or its business is discontinued; or
    (e) Lessee attempts to remove, sell, transfer, encumber, part with possession of or sublet all or any item of the Equipment; or
    (f) Lessee is liquidated or dissolved, or commences any acts relative thereto, or, without the prior written consent of Lessor, (i) Lessee sells or otherwise disposes of all or substantially all of the assets of Lessee, (ii) Lessee merges or consolidates with any other person, or (iii) if Lessee is a corporation. ownership, control, or power to vote fifty percent(50%) or more of the outstanding shares of any class of voting securities of Lessee is transferred by the current holders, in one or more transactions: or
    (g) Any indebtedness of Lessee (including but not limited to indebtedness to Lessor or any of its affiliates) is not paid when due, or Lessee defaults under any bond, debenture, note or other evidence of indebtedness of Lessee or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed and payment of such indebtedness is accelerated.

19. REMEDIES. Upon the occurrence and during the continuation of any Event of Default, Lessor shall have all the rights and remedies provided by applicable law and by this Lease. In addition to the rights and remedies provided by applicable law, Lessor may, at its option, declare this Lease to be in default. Upon declaring this Lease to by in default, Lessor, at its sole discretion, may exercise any one or more of the following remedies:

    (a) terminate this Lease; or
    (b) declare immediately due and payable, without notice or demand to Lessee, the sum of (i) the accrued and unpaid rent payments for the period ending on the date of default; (ii) the present value of any and all rent payments for the period from the date of default throughout the scheduled expiration of this lease; (iii) any purchase agreement amount specified on the Purchase Agreement line on the relevant Schedule(s); (iv) if and only if Lessee has previously exercised an option to purchase pursuant to Section 15 hereof, any purchase option amount specified on the Purchase Option line on the relevant Schedule(s); and (v) any other sums then payable under the Lease; or
    (c) cause Lessee, upon written demand of Lessor and at Lessee's expense, to return promptly any or all items of Equipment to Lessor in accordance with all of the terms of Section 22 hereof, or Lessor, at its option, may take possession of any or all items of Equipment without demand or notice where the same may be located without any court order or process of law and remove the same without liability for injuries suffered through or loss caused by such repossession, and such repossession shall not constitute termination of this Lease unless Lessor expressly terminates this Lease in writing, and Lessee waives any and all rights to notice and

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judicial hearing with respect to the repossession or attachment of the Equipment by Lessor in the event of default under this Lease by Lessee; or
    (d) sell or lease any or all items of Equipment at public or private sale or lease at such time(s) as Lessor may determine and, if notice thereof is required by law, any notice in writing of such sale or lease by Lessor to Lessee not less than ten (10) days prior to the date thereof shall constitute reasonable notice thereof to Lessee; or otherwise dispose of, hold, use, operate, or keep idle such Equipment, all as Lessor, at its sole discretion, may determine and all free and clear of any rights of Lessee and without any duty to account to Lessee for such action or inaction or for any proceeds with respect thereto; or
    (e) exercise any other right or remedy which may be available to Lessor under the Uniform Commercial Code or any other applicable law or proceed by appropriate court action to enforce the terms of this Lease, to recover possession of the Equipment, to recover damages for the breach of this Lease or to rescind this Lease as to any or all Equipment. Lessor may elect, whether before or after recovering possession of the Equipment, by written notice to Lessee, to cause Lessee to pay Lessor as liquidated damages for loss of a bargain and not as a penalty, and in lieu of all other sums due to Lessor for the remaining term of this Lease (except any indemnification obligation under Section 12, which shall survive the payment of the Stipulated Loss Value) on the date specified in such notice, an amount equal to the rent payment or payments and other payments under the Lease that are due and payable as of the date of the written notice, plus a sum equal to the Stipulated Loss Value of the Equipment, determined as of the date of the written notice in accordance with the Schedule(s), reduced by any net proceeds of the disposition of the Equipment which were previously received by the Lessor. In the event Lessor collects the liquidated damages specified in the preceding sentence and has not previously sold or re-leased the Equipment, Lessor shall appoint Lessee as Lessor's agent to dispose of the Equipment at the best price obtainable on an "as is, where is" basis and Lessee shall be entitled to the proceeds of such sale of the Equipment to the extent they do not exceed the Stipulated Loss Value and shall pay any excess to Lessor.

Lessee shall pay Lessor all costs and expenses, including attorneys' fees, incurred by Lessor in exercising any of its rights or remedies under this Lease or in enforcing any of the terms or conditions of this Lease. Lessee shall continue to be liable for all indemnities under this Lease and for all legal fees and other costs and expenses resulting from an event of Default or the exercise of Lessor's remedies, including placing any Equipment in the condition required by Section 22 of this Lease, notwithstanding Lessor's exercise of any right or remedy under this Lease. Except as expressly provided above, no remedy is exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. The repossession or subsequent sale or lease by Lessor of any item of Equipment shall not bar an action for a deficiency as herein provided and the bringing of any action or the entry of judgment against Lessee shall not bar Lessor's right to repossess any or all items of Equipment. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in this Section 19 or may otherwise limit or modify any of Lessor's rights or remedies under this Section 19.

LESSEE AGREES THAT ANY ACTION BY LESSEE OR LESSOR CONCERNING THE LEASE SHALL BE VENUED IN THE COURTS OF THE STATE OF MINNESOTA, AND LESSEE HEREBY SUBMITS TO THE PERSONAL JURISDICTION OF THE COURTS OF MINNESOTA. BOTH FEDERAL AND STATE, IN ANY ACTION WITH RESPECT TO THIS LEASE AND AGREES THAT ANY STATE COURT ACTION SHALL BE VENUED IN THE DISTRICT COURT OF HENNEPIN COUNTY, MINNESOTA. LESSOR AND LESSEE EACH IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LEASE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

20. ASSIGNMENT. Lessee shall not assign, pledge or hypothecate this Lease in whole or in part, nor any interest in this Lease, nor shall Lessee sublet or lend any item of the Equipment, nor pledge, mortgage or otherwise encumber the Equipment or permit it to be encumbered, without the prior written consent of Lessor. Lessee's interest herein may not be assigned or transferred by operation of the law. Consent to any of the foregoing acts shall not be deemed to be consent to any subsequent similar act. Lessor may assign this Lease or mortgage the Equipment or both in whole or in part, without notice to Lessee. If Lessee is given notice of such assignment, it shall acknowledge receipt of that notice in writing. Each assignee or mortgagee from Lessor shall have all of the rights, but none of the obligations, of Lessor under this Lease. Lessee shall not assert against any assignee and/or mortgagee any defense, counterclaim or offset that Lessee may have against Lessor. Upon receipt from Lessor of written notice of assignment, Lessee will pay to the assignee any portion of the rent assigned to the assignee. Lessee's obligation to pay rent to the assignee shall be absolute and unconditional and shall not be subject to any defense or offset and said obligations shall continue until Lessee receives a written notice from the assignee that all indebtedness secured by such assignment has been paid in full. Notwithstanding any assignment, Lessor warrants that Lessee shall quietly enjoy use of the Equipment, subject to the terms and conditions of this Lease. Subject to this Section 20, this Lease inures to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and assigns of Lessor and Lessee.

21.OWNERSHIP. The Equipment is and shall at all times remain the sole and exclusive property of Lessor. Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. Lessee has no right, title or interest in the property except as Lessee. The Equipment shall remain personal property regardless of whether it becomes affixed or attached to real property, or permanently rests upon any real property or any improvement thereon. Lessee shall not attach the Equipment to any personal or real property so as to cause the property to become an accession or fixture thereto or take any action which would confer upon any person having an interest in such real or personal property an interest in the Equipment. Lessee agrees to execute all such agreements and other documents, and to obtain the execution thereof, in recordable form, by all parties having an interest in any real property to which any of the Equipment is affixed, as Lessor may, from time to time, reasonably request with respect to the identity of the Equipment as personal property, and Lessee further consents to the recordation of all such agreements and documents. Lessee shall affix to the Equipment and maintain thereon such labels, plates or decals as may be provided by Lessor, or conspicuously mark the Equipment with such language as Lessor may reasonably request, to the effect that such Equipment is owned by Lessor. Lessor is hereby authorized at Lessee's expense to cause this Lease or any financing statement in respect thereto, showing the interest of Lessor in the Equipment. to be filed or recorded with any governmental office deemed appropriate by Lessor. A carbon, photographic or other reproduction of this Lease or any financing statement filed pursuant to this Lease may be filed by Lessor as a financing statement. Lessee shall execute all documents requested by Lessor to effect any filing.

22. SURRENDER. Upon expiration of this Lease with respect to each unit of Equipment, Lessee shall (unless Lessee shall have exercised an option, or have been required, to purchase such unit of Equipment and shall have paid all amounts payable pursuant to Section 15 with respect thereto) return each unit of Equipment to Lessor free of all advertising or insignia placed thereon by Lessee, and in good condition, repair and working order (ordinary wear and tear resulting from the proper use of the Equipment excepted). Absence or malfunctioning of a catalytic converter or other pollution control equipment with respect to any motor vehicle included in the Equipment shall not be considered ordinary wear and tear. Lessee shall return the Equipment, in accordance with Lessor's instructions, either (a) by delivering the Equipment at Lessee's sole cost and expense, to any location selected by Lessor, within the county to which the Equipment was moved with Lessor's consent, to the nearest office of Lessor, or the location identified on the relevant Schedule for return of the Equipment (whichever of the foregoing is selected by Lessor at its sole discretion); or (b) by loading the Equipment on board any carrier designated by Lessor and shipping the same, freight collect, to a destination selected by Lessor. If Lessee fails to return a unit of Equipment to Lessor at the expiration of this Lease, Lessee shall pay rent at the rate stated on the Schedule until the Equipment is returned to Lessor. This provision shall not be construed to be right of renewal, or to authorize Lessee to retain the Equipment after the expiration of the Lease.

23. NO OFFSET; IRREVOCABLE AND INDEPENDENT PROMISES. Upon Lessee's acceptance of any Equipment, Lessee's promises to pay rent and perform all other obligations with respect to such Equipment shall become irrevocable and independent, and shall not be subject to cancellation, termination, modification, repudiation, excuse or substitution without the consent of Lessor or any assignee. Lessee hereby waives any and all existing and future claims and offsets against any rent or other payments due hereunder, and agrees to pay the rent and other amounts due hereunder regardless of any offset or claim which may be asserted by Lessee or on its behalf against Lessor or any other person. This is a net lease and rent due under this Lease shall not be subject to abatement for any reason whatsoever. Lessee hereby further acknowledges that the manufacturer or vendor of the Equipment and their agents and employees were at no time and are not now the agents or under the supervision of Lessor, and that Lessor was not and is not the agent of the manufacturer or vendor.

24. WAIVERS. No waiver of Lessee's obligations, conditions or covenants shall be deemed to take place unless the waiver is in writing and signed by Lessor. Failure to exercise any remedy which Lessor may have under this Lease or any acquiescence in the default of Lessee by Lessor shall not constitute a waiver of any obligation of Lessee, including the obligation as to which Lessee is in default; and Lessor shall be entitled to pursue any remedy available to it under this Lease until Lessee has rendered complete performance of all obligations under this Lease.

25. FINANCIAL AND OTHER REPORTS. During the term of this Lease, Lessee shall furnish Lessor with annual financial statements within one hundred twenty (120) days after the end of Lessee's fiscal year, and Lessee shall provide Lessor such other financial information as Lessor may from time to time request, including, without limitation, any reports filed with federal or state regulatory agencies. Lessee hereby warrants and represents that all financial statements previously delivered or to be delivered to Lessor by or on behalf of Lessee, and any statements and data submitted in writing to Lessor in connection with this Lease, are or will be true and correct and did or will fairly present the financial condition of Lessee for the periods involved.

26. MASTER LEASE. In the event Lessor shall hereafter lease to Lessee additional Equipment, the Equipment shall be described on a Schedule executed by the parties which shall refer to this Lease. Each Schedule shall, in addition to describing the Equipment to be leased thereunder, set forth the term of the Lease with respect to that Equipment, the amount of rent, the manner of payment of the rent, the number of rent payments, the commencement of the rent payments, the amount of any security deposit and the stipulated loss value with respect to that Equipment, whether Lessee has the option, or shall be required, to purchase the Equipment and at what price, and may include other provisions. Each such Schedule when executed by the parties shall be deemed to be a part of this Lease, and all of the provisions of this Lease, except such provisions as may be explicitly amended by a Schedule, shall govern such Schedule(s), it being understood and agreed that this Lease shall be the Master Lease.

27. CROSS DEFAULT. Lessee hereby agrees that any default by Lessee in the payment of rent or performance of any other term or condition of any lease between Lessor and Lessee, or under any Schedule, whether previously or hereafter entered into, shall at the option of Lessor constitute an Event of Default in all Leases or Schedules, including this Lease between Lessor and Lessee, and that thereupon the provisions of Section 19 above shall be applicable.

28. NOTICES. All notices required or permitted under this Lease shall be sufficient if delivered personally or mailed to the party receiving the notice at the address set forth below that party's signature, or at such other address as either party may designate in writing delivered to the other party from time to time. Any such notice shall be effective upon delivery or forty-eight (48) hours after it has been deposited in the United States mail, duly addressed and postage prepaid.

29. MISCELLAN'EOUS. LESSEE ACKNOWLEDGES, AND AGREES THAT THIS LEASE IS INTENDED AS A "FINANCE LEASE" AS DETERMINED IN MINN. STAT. SECTION 336.2A-103(l)(G), AND THAT LESSOR IS ENTITLED TO ALL BENEFITS, PRIVILEGES AND PROTECTIONS OF A LESSOR UNDER A FINANCE LEASE. This Lease contains the entire agreement between the parties and embodies any oral representations, negotiations or agreement made in connection herewith. If more than one party executes this Lease as Lessee, all obligations to be performed by Lessee shall be the joint and several liability of all such parties. Wherever the context permits, Lessee's representations, warranties and covenants under this Lease shall survive the delivery and return of the Equipment. Any provision of this Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective, to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of this Lease, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision of this Lease prohibited or unenforceable in any respect. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. To the extent that payments hereunder do constitute interest, the parties agree that any interest to be paid the Lessor shall in no contingency exceed the maximum amount permissible under applicable law. If under any circumstances whatsoever, interest would otherwise be payable to Lessor at a rate in excess of that permitted under applicable law, then the interest payable to Lessor shall be reduced to the maximum amount permitted under applicable law, and if under any circumstance Lessor shall ever receive anything of value deemed interest by applicable law which would exceed interest at the highest lawful rate, any amount equal to any excessive interest shall be applied to the reduction of the principal amount of the obligation owing to Lessor and not to the payment of interest, or if such excessive interest exceeds the unpaid principal amount of such obligation, such excess shall be refunded to the Lessee. All interest paid or agreed to be paid to Lessor shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal amount of the obligations owing to the Lessor so that the rate of interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. Nothing herein contained shall give or convey to Lessee any right, title or interest in and to any Equipment leased hereunder except as Lessee. NOTWITHSTANDING THE PRECEDING SENTENCE, LESSEE ACKNOWLEDGES THAT FOR INCOME TAX PURPOSES ONLY, LESSOR IS TREATING LESSEE AS OWNER OF THE EQUIPMENT AND THAT LESSEE HAS NEITHER SOUGHT NOR RECEIVED TAX ADVICE FROM LESSOR AS TO THE AVAILABILITY TO LESSEE OF ANY TAX BENEFITS WITH RESPECT TO THE EQUIPMENT. In the event this lease is construed by a court as a security agreement rather than as a lease (which is hereby declared contrary to the intent of the parties), Lessee hereby grants Lessor a first priority security interest in the Equipment free and clear of any other liens, encumbrances or security interests and agrees to execute any financing statements, fixture filings or other instruments necessary or expedient for filing, recording or perfecting the interest and title of Lessor and any assignee of Lessor at the request of Lessor, and all costs incurred in connection therewith (including, without limitation, filing fees and taxes) shall be paid by Lessee. The captions in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. As used in this Lease, the term "Lease' shall include all exhibits and schedules related to this Lease. The neuter includes the masculine or feminine, the singular includes the plural. and the word "Lessor" includes all assignees of Lessor. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (BUT NOT THE LAW OF CONFLICTS) OF THE STATE OF MINNESOTA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. Time is of the essence hereof. Lessee's obligations hereunder shall survive the expiration or earlier termination thereof. This Lease shall not become effective or binding until executed by Lessor at its place of business in Eden Prairie, Minnesota. Lessee shall promptly notify Lessor of any changes in Lessee's address. Lessee warrants and agrees that the Equipment is leased and will be used for business purposes only and that the Equipment will not be used for personal, family or household purposes.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease the 20th day of March 2000.


ACI TELECENTRICS, INC., LESSEE       LEASE FINANCE GROUP, INC., LESSOR


By: /s/ Russell Jackson                        By: /s/ Kathleen Hanson
    -------------------                            -------------------
Title: CFO                                     Title: Vice President-Operations
       ---                                            -------------------------
Address:  Suite 300                  Address:  Suite 203
          3100 West Lake Street                7700 Equitable Drive
          Minneapolis, MN 55416                Eden Prairie. MN 55344

                           SCHEDULE TO LEASE AGREEMENT

LESSOR:      LEASE FINANCE GROUP, INC.                   LEASE NO.     3263
       -------------------------------------             -----------------------
LESSEE:      ACI TELECENTRICS, INC.                      SCHEDULE NO.    1
       -------------------------------------             -----------------------

--------------------------------------------------------------------------------
                                    EQUIPMENT

--------------------------------------------------------------------------------

                  Computer Equipment, per attached Schedule "A"


--------------------------------------------------------------------------------
Location of Equipment (if other than
Lessee's address on the Lease):         See Exhibit "A"        County:
                               -------------------------------        ----------


 INITIAL LEASE TERM        RENT PAYMENT               RENT PAYMENT DUE DATE

36 Months                  $ 6,530.93   per month,    The __ tenth _X_ twentieth
--                         ----------                      day of each month
36 Payments                  (plus applicable taxes)
--

PAYMENT APPLIES TO:                       STIPULATED LOSS VALUE:
1st Payment            $ 13,061.86           YEAR       YEAR        YEAR
                       -----------
Taxes ____%            $                  $206,353 1 $         4 $       7
                       -----------        ---------- ----------- ---------
Administrative Fee     $     50.00        $161,845 2 $         5 $       8
                       -----------        ---------- ----------- ---------
Other                  $      0.00        $105,200 3 $         6 $       9
                       -----------        ---------- ----------- ---------
Security Deposit       $      0.00
                       -----------
Total                  $ 13,111.86
                       -----------
Amount Received        $      0.00        CHECK APPLICABLE LINE
                       -----------
Amount Due             $ 13,111.86        _____ Purchase Option      $
                       -----------                                   ----------
                                          __X__ Purchase Agreement   $ 1.00
                                                                     ----------

Other Terms:        "1st Payment" refers to the first and thirty-sixth
            --------------------------------------------------------------------
                  lease payments, to be due at lease inception.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Rent Payments shall commence upon Lessee's acceptance of the Equipment and shall be made on each Rent Payment Due Date thereafter until the total number of Payments has been made. Lessor herebv leases to Lessee and Lessee hereby leases from Lessor the Equipment described above on the terms and conditions set forth above and pursuant to and subject to all terms and conditions of the Lease Agreement between Lessor and Lessee dated March 20, 2000

ACCEPTED                                  DATED AS OF        March 20, 2000
                                                     ----------------------

LEASE FINANCE GROUP, INC. (LESSOR)        ACI TELECENTRICS, INC. (LESSEE)

By:/s/ Kathleen Hanson                    By:/s/ Russell Jackson
   -----------------------------------       -----------------------------------
  Title: Vice President-Operations          Title: CFO
         -----------------------------             -----------------------------

By:                                       By:
   -----------------------------------       -----------------------------------
  Title:                                   Title:
        ------------------------------           -------------------------------

SCHEDULE A (MULTIPLE EQUIPMENT/MULTIPLE LOCATIONS)         PAGE _1_  OF  _1_

----------------------------------------------- --------------- ----------------
                         LOCATION OF EQUIPMENT
----------------------------------------------- --------------- ----------------
                                                 Equip. Cost      Rental Amount
Street:  3100 West Lake Street, Suite 300       $  44,457.70    $    1,435.20
----------------------------------------------- --------------- ----------------
                                                    Tax %       Tax Amount
City:    Minneapolis
----------------------------------------------- --------------- ----------------

State:   MN                   Zip     55416         TOTAL    $    1,435.20
----------------------------------------------- --------------- ----------------
Manufacturer/
Description:                   See Exhibit "A"
----------------------------------------------- --------------- ----------------

----------------------------------------------- --------------- ----------------
                         LOCATION OF EQUIPMENT
----------------------------------------------- --------------- ----------------
                                                 Equip. Cost      Rental Amount
Street:  2951 Churn Creek Road                  $ 157,849.16    $    5,095.073
----------------------------------------------- --------------- ----------------
                                                    Tax %       Tax Amount
City:    Redding
----------------------------------------------- --------------- ----------------

State:   CA                   Zip     96002         TOTAL    $    5,095.73
----------------------------------------------- --------------- ----------------
Manufacturer/
Description:                   See Exhibit "A"
----------------------------------------------- --------------- ----------------

----------------------------------------------- --------------- ----------------
                         LOCATION OF EQUIPMENT
----------------------------------------------- --------------- ----------------
                                                 Equip. Cost      Rental Amount
Street:                                         $               $
----------------------------------------------- --------------- ----------------
                                                    Tax %       Tax Amount
City:
----------------------------------------------- --------------- ----------------

State:                        Zip                   TOTAL    $
----------------------------------------------- --------------- ----------------
Manufacturer/
Description:
----------------------------------------------- --------------- ----------------

----------------------------------------------- --------------- ----------------
                         LOCATION OF EQUIPMENT
----------------------------------------------- --------------- ----------------
                                                 Equip. Cost      Rental Amount
Street:                                         $               $
----------------------------------------------- --------------- ----------------
                                                    Tax %       Tax Amount
City:
----------------------------------------------- --------------- ----------------

State:                        Zip                   TOTAL    $
----------------------------------------------- --------------- ----------------
Manufacturer/
Description:
----------------------------------------------- --------------- ----------------

----------------------------------------------- --------------- ----------------
                         LOCATION OF EQUIPMENT
----------------------------------------------- --------------- ----------------
                                                 Equip. Cost      Rental Amount
Street:                                         $               $
----------------------------------------------- --------------- ----------------
                                                    Tax %       Tax Amount
City:
----------------------------------------------- --------------- ----------------

State:                        Zip                   TOTAL    $
----------------------------------------------- --------------- ----------------
Manufacturer/
Description:
----------------------------------------------- --------------- ----------------


This Schedule is attached to and made a      This Schedule A is hereby verified
part of that Lease No. 3263-1 dated the      as correct by the Lessee.
20 day of March, 2000, between the
Lessee and LEASE FINANCE GROUP, INC.         LESSEE: ACI TELECENTRICS, INC.

                                             By: /s/ Russell Jackson
                                                 -------------------------------
                                             Title: CFO
                                                    ----------------------------